As filed with the Securities and Exchange Commission on August 30, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22394

CHOU AMERICA MUTUAL FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Michael J. McKeen, Principal Financial Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2016 – June 30, 2016

ITEM 1. REPORT TO STOCKHOLDERS.

CHOU AMERICA MUTUAL FUNDS

Semi-Annual Report
 June 30, 2016
(Unaudited)

Fund Adviser:
Chou America Management Inc.
110 Sheppard Ave. East
Suite 301, Box 18
Toronto, Ontario, Canada M2N 6Y8
Toll Free: (877) 755-5188

TABLE OF CONTENTS

A Message to our Shareholders	1
Schedules of Investments	9
Statements of Assets and Liabilities	14
Statements of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	19
Additional Information	23

CHOU OPPORTUNITY FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2016

Dear Shareholder,

For the six-month period ending June 30, 2016, the Chou Opportunity Fund (the "Fund") was down 16.7%, while the S&P 500 Total Return Index generated a return of 3.8% during the same period. The Fund's prior performance is not necessarily indicative of how the Fund will perform in the future.
Portfolio Commentary
In the first half of the year, positive contributors to the Fund's performance included the EXCO Resources (NYSE: XCO) second lien term loan 12.5%, maturing in 2020. The Fund also increased holdings in the EXCO Resources 12.5% term loan, maturing in 2020 by nearly 50%.
The equity security holdings of Resolute Forest Products, Sears Holdings Corporation and Valeant Pharmaceuticals contributed negatively in the first six months of 2016 to the Fund's performance, as did the warrants of General Motors, maturing in 2019.
The Fund initiated a position in Valeant Pharmaceuticals in the first half of 2016.
All shares of the equity holdings of Asta Funding Inc. were sold during the first half of 2016.
EXCO Resources
In 2015, we initiated the position in EXCO Resources second lien term loan 12.5%, maturing in 2020. Exco Resources, an independent oil and natural gas company, that engages in the acquisition, exploration, development and production of onshore oil and natural gas properties with a focus on shale resource plays in the United States.
We liked this security because it met the criteria for investing in the Oil & Gas sector. The criteria that we consider in analyzing this type of investment is that the security should be:
1.	A first or second lien loan or note;
2.	Issued by a company that has the ability to add senior or issue pari-passu debt is significantly limited; and
3.	Be of a type that if the company restructures or goes into bankruptcy, the recovery value of the bond is greater than the current price of the bond.
We continue to add to the position and as of June 30, 2016, we owned $17.8 million worth of EXCO Resources second-lien term loan. This is the largest position in the portfolio, comprising more than 20% of the assets of the Fund (at market value). We like this security because it is very senior in the capital structure and we believe that management is doing a great job in allocating capital in a tough environment. We also like the fact that the CEO, Mr. Wilder, has bought over $10 million worth of common stock in the open market and is required to purchase at least $23.5 million of additional shares prior to September 9, 2016.
We strongly support EXCO's strategic plan as it continues to focus on three core objectives: restructuring the balance sheet to enhance capital structure and extend structural liquidity; transforming EXCO into the lowest cost producer; and optimizing and repositioning the portfolio. The three core objectives and the Company's recent progress are detailed below.
1.
Restructuring the balance sheet to enhance capital structure and extend structural liquidity – The Company is focused on improving its capital structure and providing structural liquidity. As of June 30, 2016, EXCO had

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CHOU OPPORTUNITY FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2016

$246 million in liquidity. During the second quarter of 2016, EXCO reduced its indebtedness through the repurchase of $12 million in principal amount of senior unsecured notes due 2018 ("2018 Notes") and $12 million in principal amount of senior unsecured notes due 2022 ("2022 Notes"), utilizing $5 million in cash. These repurchases resulted in an estimated reduction in interest expense of approximately $2 million per year. In addition, EXCO's cash flows from operations, reduced capital programs and proceeds received from the sale of certain assets allowed the Company to reduce its indebtedness under its Credit Agreement by $11 million during the quarter.
EXCO plans to continue to reduce its indebtedness through the execution of a cash tender offer ("Tender Offer") for its 2018 Notes and 2022 Notes at a discount to the principal amount. The Company commenced this process on July 27, 2016 and plans to use up to a maximum combined amount of $40 million cash for the purchases. The offers will expire, and the purchases, if accepted, are expected to close in August 2016.
2.
Transforming EXCO into the lowest cost producer – Lease operating expenses decreased by 11% compared to the prior quarter primarily due to the renegotiation of its saltwater disposal contracts, modifications to chemical programs and reduced workover activity. Since the fourth quarter of 2015, the Company has reduced its total workforce by 28%, including 20% of its general and administrative employees and 38% of its field employees. Since the fourth quarter of 2014, it has reduced its total workforce by 59%, including 58% of its general and administrative employees and 61% of its field employees. General and administrative expenses (excluding equity-based compensation and severance costs) have decreased 17% from the first quarter of 2016 primarily due to lower personnel costs.

3.
Optimizing and repositioning the portfolio – The Company executed a series of non-core asset divestitures as part of its portfolio optimization initiative. In May 2016, the Company closed a sale of certain non-core undeveloped acreage in South Texas and its interests in four producing wells for $12 million. In July 2016, the Company closed a sale of its interests in shallow conventional assets located in Pennsylvania and retained an overriding royalty interest. EXCO's ability to reduce both capital and operating costs has improved well economics across its portfolio. The wells being drilled in 2016 are targeting rates of return in excess of 80% in the North Louisiana region and 30% in the East Texas region.

The company may need some time to achieve the three core objectives but in the meantime, we are clipping coupons of 12.5% on a current price of about 60 cents on a dollar. That equates to a current yield of approximately 20%.
Valeant Pharmaceuticals
Valeant Pharmaceuticals International, Inc. (NYSE/TSX: VRX) is a multinational specialty pharmaceutical company that develops, manufactures and markets a broad range of pharmaceutical products primarily in the areas of dermatology, gastrointestinal disorders, eye health, neurology and branded generics. Major subsidiaries of the company include Salix Pharmaceuticals, a maker of gastrointestinal medicines, eye-care company Bausch & Lomb and skin-care company Medicis Pharmaceutical.
What jumps out initially when you first look at Valeant is how much debt it has relative to revenues, free cash flow and product pipelines ($31 billion of debt as of Q2 2016 relative to $10 billion of last twelve-month revenue and approximately $5 billion of EBITDA1). There is no question that the company has a diversified array of drugs and it generates solid free cash flow, but it also carries an enormous level of debt on its balance sheet. This degree of leverage not only increases risk for the investor, but may also give the impression that the company is extremely cheap based soley on its price to earnings (P/E) ratio - an impression that, as explained below, would be misleading.

1 Earnings Before Interest, Tax, Depreciation and Amortization (EBITDA)
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CHOU OPPORTUNITY FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2016
In the recent Q2 filing, Valeant released its management guidance for the 2016 Expected Adjusted Earnings Per Share (EPS) to be $6.60 – $7.00. For simplicity sake, let's assume its earnings for 2016 will be $7.00 per share and test the value based on that assumption. We will analyze the situation using a multiple of 14, which is the average P/E multiple a company on the Dow Jones Industrial Average has sold for over the past last 100 years. The earnings multiples investors choose for evaluating a company can vary widely depending on a host of factors, such as sustainable earning power, growth rates, strong balance sheet, pricing power, etc.
So using a 14 times P/E multiple, the expected price per share would be about $98.00 (see Table 1 on the next page for the full calculations). This price reflects a stunning 79% discount from the actual trading price of $20.14, as of June 30, 2016. In isolation, the discount could be viewed as suggesting that the price of the stock should be higher than it is (i.e. that it is "cheap" from an equity standpoint).
Table 1:

However, while the company looks cheap from an equity standpoint, would it still look as cheap if the company was fully funded by equity? Let's take the same $7.00 EPS as suggested by management, multiply it by the shares outstanding of approximately 348 million in order to arrive at the levered earnings of $2.4 billion. (To calculate the unlevered earnings, we assumed an effective tax rate of 15% and projected interest expense of $1.7 billion based on its last twelve month figures.) After adding back the interest expense and subtracting the taxes, the resulting unlevered earnings would be approximately $3.9 billion. Now, if we were to apply the same P/E multiple of 14x to the unlevered earnings, we'd get to a total enterprise value of $54.2 billion, accounting for minority interest and cash on the current balance sheet. Compared to the current enterprise value of $37.3 billion based on the latest trading price, this revised value would represent only a 31% discount on the basis of total capitalization.

A simplistic way to look at it is to assume you are buying a house for $100. If you put in $25 of your own cash and borrow $75, then this $25 becomes your equity value. If this house was listed on the stock exchange

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CHOU OPPORTUNITY FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2016
and the equity was trading at $5 for a total capitalization of $80, you wouldn't say that you were getting a great bargain because you were getting something worth $25 for $5. Instead, you would make the connection and say that the house was selling for $80 versus its expected intrinsic value of $100 based upon the purchase price.
When you factor in Valeant's leverage, it quickly becomes clear that the stock isn't as much of a bargain as it first appears. This concept also applies when looking at their earnings yield calculated based on equity investments, where the $7.00 EPS based on the current price is equivalent to a 35% earnings yield, which is a proxy for the firm's Internal Rate of Return (IRR). However, this calculation is also misleading, as it overstates the return while understating the risk of losing principal if the firm's intrinsic value was to decline. So you have to be careful with your valuation when a company has a lot of debt.
At the current price, Valeant stock is not a mouth-watering bargain at less than 4 times earnings, but it is still relatively cheap. If Valeant can reduce its debt by as much as $8 billion as stated by management through earnings and the sale of non-core assets, it will remove the feeling that the company is standing on the edge of a precipice. Any small misstep or missed guidance could result in bankruptcy. If the company's debt is reduced, it will then be valued based on the free cash flow generated from operations. In addition, Valeant is also undergoing criminal investigation over its ties with Philidor. However, we believe the impact of the litigations is rather limited given that it pertains to only 5% of its revenue.
In conclusion:
•	Valeant could return to trading at the normal multiples if its debt is significantly reduced and the impact and costs of litigations are determined.
•	The company appears to have good cash flow characteristics, resulting from solid portfolio pipelines.
•	While we believe Valeant is cheap, the undervaluation is not as deep as it first appears. One must look at return on a fully capitalized basis to get the full picture.
•
Debt has to be used with caution, as it is a double-edge sword. If we take the previous example of the house, when the total value of the house is $80, then the equity portion of the house is $5 (which represents the amount by which the current hypothetical "trading price" of the house exceeds the outstanding amount of debt). If the price of the house rises to its expected intrinsic value of $100, then the equity portion of the value rises to $25. In this situation, the value of the investment increases fivefold. It is only at the moment of sale that you can determine the actual return you earn by calculating the "Annualized Internal Rate of Return" or "IRR", which is one of the favorite buzzwords for hedge funds and private equity firms. However, it is important to look at the downside as well. If you make a mistake in your analysis or if there is an economic downturn and the actual value falls to $75, your equity portion will be wiped out.

Goodwill
We have not done as well as the market for a couple of years and we wanted to take this opportunity to address that:
1.	We could explain that we have been managing money for than 30 years and explain that there will always be times where we are going to underperform for a period of time.
2.	We could point out that in 2004, we won the Morningstar Manager of the Decade award in Canada.
3.
We could write a lengthy tome of more than 100 pages on each of our significant holdings with the goal of demonstrating convincingly why we believe that they are so cheap and why we believe that the market is so wrong.

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CHOU OPPORTUNITY FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2016

4.
We could write about why we believe that our sound investment principles and a commitment to integrity and being fair to our investors should translate into better results over the long term business cycle.

But at the end of the day, when all is said and done, the reality is that we have not done well in the recent past and, particularly, in the previous reporting period and the previous year. So, as a gesture of goodwill and what we believe to be the fairest way to behave, we made a voluntary capital contribution in February 2016 of $918,468 which approximates to the 2015 management fees that we were paid by Chou Opportunity Fund. We have also decided to voluntarily waive the fee going forward for the calendar year 2016.
Caution to the Investors
Investors should be advised that we run a highly focused portfolio, frequently just two or three securities may comprise close to 50% of the assets of the Fund. In addition, we have securities that are non-U.S. and could be subjected to geopolitical risks, which may trump or at least negatively influence the financial performance of the company. Also, we may enter into some derivative contracts, such as credit default swaps and interest rate swaps, when we feel that the market conditions are right to use those instruments. Because of any or all of these factors, the net asset value of the Fund can be from time to time more volatile than at other times. However, we are not bothered by this volatility because our focus has always been, and continues to be, on how inexpensive we believe the Fund's portfolio holdings are relative to what we believe to be their intrinsic value.
Also, our cash position was approximately 24.5% of net assets at June 30, 2016. This large cash position may depress returns for a while as we hunt for undervalued securities. Obviously, if there is a severe correction in the market in the near future, it will cushion the Fund against losses while providing us with the wherewithal to find good investment opportunities. But for now it could be a drag on returns.
Yours truly,

Francis Chou
Portfolio Manager and CEO
Chou America Management Inc.
The investment and portfolio performance views in this report were those of Portfolio Manager as of June 30, 2016, and may not reflect his views on the date this report is first published or anytime thereafter. The views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This letter may contain discussions about certain investments held and not held in the portfolio. All current and future holdings are subject to risk and to change. There can be no guarantee of success with any technique, strategy or investment.
This letter contains discussions about voluntary fee waivers and voluntary capital contributions of Chou America Management Inc., the investment adviser to the Opportunity Fund (the "Adviser"), with respect to fund operations during or following the reporting period ending June 30, 2016. Any such voluntary arrangement can be modified, terminated, or discontinued by the Adviser at any time; provided that the amount of any such waiver or capital

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CHOU OPPORTUNITY FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2016

contribution may not be recouped by the Adviser at a later date. The Adviser is under no obligation to make a voluntary fee waiver or voluntary capital contribution in the future for any reason. The Adviser made its decision to implement both the voluntary waiver in, and the voluntary capital contribution to, the Opportunity Fund subsequent to, and independent of, the decision of the Board of Trustees to the Trust to renew the Investment Advisory Agreement, as discussed in this report.
The S&P 500 is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. One cannot invest directly in an index.

6

CHOU INCOME FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2016
Dear Shareholder,

For the six-month period ending June 30, 2016, the Chou Income Fund (the "Fund") was up 1.2%, while the Barclay's Capital U.S. Corporate High Yield Index (High Yield Index) generated a return of 9.1% during the same period. The Fund's performance is not necessarily indicative of how the Fund will perform in the future.
Portfolio Commentary
Several of our debt securities were up for the six-month period ending June 30, 2016. The 8.5% bond of EXCO Resources Inc. maturing in 2022 were up from 18.5 cents on a dollar on December 31, 2015, to 30.0 cents on a dollar on June 30, 2016. The second lien of Sandridge Energy Inc. was up from 30.5 cents on dollar to 41.5 cents on a dollar.
Some of our losses came from our investment in the 4% convertible security of Ascent Capital Group, Inc., a company which through its subsidiary, Monitronics International, Inc., provides security alarm monitoring and related services to residential and business subscribers in the United States and Canada. The convertible is down from 65.8 cents on a dollar on December 31, 2015, to 58.8 cents on a dollar on June 30, 2016. We are not overly concerned with this drop in price as our analysis suggests to us that at 65 cents on a dollar, this debt is priced at an Enterprise Value (EV) to Monthly Recurring Revenue (RMR) ratio that is way below the ongoing price of about 44. At the June 30th price of 58.81, the yield to maturity is approximately over 15%. In light of these consideration, at the end of the reporting period, we were comfortable continuing to hold this debt security. As an additional reference point, ADT, a bigger company in the same industry, announced in February 2016 that it was being bought by Apollo for a price that is equivalent to just over 44 of EV/RMR.
Additional losses came from the debt securities of three Ukranian companies, Avangardco Investments, Ukrlandfarm PLC and Mriya Agro Holdings PLC.
The bonds were down from their prices on December 31, 2015 but that region of the world is highly volatile and is subject to serious geopolitical risk. Strong balance sheets and decent financial operations count but we have to be cognizant of the fact that when investing in a country that has a civil war fueled by Putin, geopolitics can trump solid financials.
It looks like our foray into Ukraine was an unforced error. Unless the political and business climate change quickly for the better, we could be looking at a sustained loss here.
The other significant loss we suffered was in our investment in the convertible debt of Rainmaker Entertainment Inc. The price fell from 120 cents on a dollar on December 31, 2015 to 90 cents on a dollar on June 30, 2016. We think eventually we may get par for our investment as management continues to evaluate strategic alternatives.
In 2015, we bought the 8.5% senior unsecured security of EXCO Resources Inc., an oil and gas exploration company. In 2016, we initiated the position in EXCO Resources second lien term loan 12.5%, maturing in 2020.
We liked this security because it met the criteria for investing in the Oil & Gas sector. The criteria that we consider in analyzing this type of investment is that the security should be:
1.	A first or second lien loan or note;
2.	Issued by a company that has the ability to add senior or issue pari-passu debt is significantly limited; and
3.	Be of a type that if the company restructures or goes into bankruptcy, the recovery value of the bond is greater than the current price of the bond.
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CHOU INCOME FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2016
Negative-Yield Fixed Income Instruments - An Unmitigated Disaster in the Making
We are alarmed by the torrent of negative yield bonds issued by European and Japanese central banks. We believe that more than $10 trillion of such bonds have been issued globally to date. Investors have been gobbling them up as if there is no tomorrow. They do not seem to be aware of or care about the enormous risks they are taking here. Even a modest increase in interest rates will culminate to an unmitigated disaster. We believe that these bonds do not represent a good investment. We wouldn't touch this investment with a barge pole – let alone a 10-foot pole.
Conclusion
We believe that most of the bonds we hold in the portfolio are severely underpriced. Most of them are yielding close to 20% yield to maturity and we believe that even if some of them go bankrupt, the recovery value is at least close to level at which the bonds are trading at.
Caution to the Investors
Investors should be advised that we run a highly focused portfolio, and frequently two or three securities may comprise close to 50% of the assets of the Fund. In addition, we have securities that are non-U.S. and could be subjected to geopolitical risks, which may trump or at least negatively impact the financial performance of the company. Also, we may enter into some derivative contracts such as credit default swaps and interest rate swaps, when we feel that the market conditions are right to use those instruments. Because of these factors, the net asset value of the Fund can be more volatile than normal. However, we are not bothered by this volatility because our focus has always been, and continues to be, on how inexpensive we believe the securities are relative to what we believe to be their intrinsic value.
At June 30, 2016, our cash position was approximately 21% of net assets.
Yours truly,
Francis Chou
Portfolio Manager and CEO
Chou America Management Inc.
The views in this report were those of the Fund manager as of June 30, 2016, and may not reflect his view on the date this report is first published or anytime thereafter. The views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This letter may contain discussions about certain investments held and not held in the portfolio. All current and future holdings are subject to risk and to change. There can be no guarantee of success with any technique, strategy or investment.
The Barclays Capital U.S. Corporate High Yield Index is comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity. One cannot invest directly in an index.

8

CHOU OPPORTUNITY FUND SCHEDULE OF INVESTMENTS JUNE 30, 2016
Shares	Security Description	Value

Equity Securities - 53.4%
Common Stock - 43.3%
Communications - 1.9%
15,000	Overstock.com, Inc. (a)	$241,650
671,368	UTStarcom Holdings Corp. (a)	1,285,670
		1,527,320
Consumer Discretionary - 10.1%
37,904	Sears Canada, Inc. (a)	112,954
491,608	Sears Holdings Corp. (a)	6,690,785
197,013	Sears Hometown and Outlet Stores, Inc. (a)	1,327,868
		8,131,607
Consumer Staples - 11.0%
256,319	Ascent Capital Group, Inc., Class A (a)	3,944,749
241,000	Valeant Pharmaceuticals International, Inc. (a)	4,853,740
		8,798,489
Financials - 1.9%
225,000	MBIA, Inc. (a)	1,536,750

Industrials - 4.1%
95,000	Chicago Bridge & Iron Co. NV	3,289,850

Materials - 14.3%
2,179,359	Resolute Forest Products, Inc. (a)	11,528,809

Total Common Stock (Cost $66,006,725)	34,812,825

Warrants - 10.1%		Exer. Price	Exp. Date
150,000	JPMorgan Chase & Co. (a)	$42.25	10/28/18	3,037,500
77,400	Wells Fargo & Co. (a)	34.01	10/28/18	1,054,188
377,430	Bank of America Corp. (a)	13.07	01/16/19	1,313,456
255,000	General Motors Co. (a)	18.33	07/10/19	2,662,200

Total Warrants (Cost $6,565,696)	8,067,344
Total Equity Securities (Cost $72,572,421)	42,880,169

Principal	Security Description	Rate	Maturity	Value

Fixed Income Securities - 22.1%
Syndicated Loan - 22.1%
$29,000,000	Exco Resources (Cost $16,736,275)	12.50%	10/19/20	$17,786,715

Total Investments - 75.5% (Cost $89,308,696)*	$60,666,884

Other Assets & Liabilities, Net – 24.5%	19,691,845
Net Assets – 100.0%	$80,358,729

(a)	Non-income producing security.

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized depreciation consists of:
Gross Unrealized Appreciation	$3,747,797
Gross Unrealized Depreciation	(32,389,609)
Net Unrealized Depreciation	$(28,641,812)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the inputs used to value the Fund's investments as of June 30, 2016.
Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$42,880,169
Level 2 - Other Significant Observable Inputs	17,786,715
Level 3 - Significant Unobservable Inputs	-
Total	$60,666,884

The Level 1 value displayed in this table includes Common Stock and Warrants. The Level 2 value displayed in this table is a Syndicated Loan. Refer to this Schedule of Investments for a further breakout of each security by type.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended June 30, 2016.

See Notes to Financial Statements.	9

CHOU OPPORTUNITY FUND SCHEDULE OF INVESTMENTS JUNE 30, 2016
PORTFOLIO HOLDINGS
% of Net Assets
Communications	1.9%
Consumer Discretionary	10.1%
Consumer Staples	11.0%
Financials	1.9%
Industrials	4.1%
Materials	14.4%
Syndicated Loan	22.1%
Warrants	10.0%
Other Assets and Liabilities, Net	24.5%
100.0%

See Notes to Financial Statements.	10

CHOU INCOME FUND SCHEDULE OF INVESTMENTS JUNE 30, 2016
Shares	Security Description	Value

Equity Securities - 5.1%
Common Stock - 1.7%
Materials - 1.7%
5,369	Centrus Energy Corp., Class A (a)	$17,610
47,613	Resolute Forest Products, Inc. (a)	251,873
		269,483

Total Common Stock (Cost $251,821)	269,483

Rate

Preferred Stock - 3.4%
Financials - 3.4%
50,765	Sears Roebuck Acceptance Corp.	7.00%	495,593
3,400	Sears Roebuck Acceptance Corp.	7.40	37,239
			532,832

Total Preferred Stock (Cost $563,553)	532,832

Total Equity Securities (Cost $815,374)	802,315

Principal	Security Description	Rate	Maturity	Value

Fixed Income Securities - 70.7%
Corporate Convertible Bonds - 21.6%
Communications - 7.9%
$1,782,000	Rainmaker Entertainment, Inc. (b)	8.00%	03/31/17	1,241,379

Consumer Staples - 11.3%
3,000,000	Ascent Capital Group, Inc.	4.00	07/15/20	1,764,375

Financials - 2.4%
850,000	Atlanticus Holdings Corp.	5.88	11/30/35	382,500

Total Corporate Convertible Bonds (Cost $4,648,182)	3,388,254

Corporate Non-Convertible Bonds - 34.5%
Communications - 0.0%

50,890	Dex Media, Inc. (c)	12.00	01/29/17	1,272

Principal	Security Description	Rate	Maturity	Value

Consumer Staples - 15.4%

$1,068,625	Avangardco Investments Public,Ltd. (d)	10.00%	10/29/18	$245,784
1,000,000	Mriya Agro Holding PLC (c)	9.45	04/19/18	75,000
4,896,813	UkrLandfarm-ing PLC	10.88	03/26/18	1,445,539
800,000	Valeant Pharmaceuticals International, Inc. (e)	6.13	04/15/25	644,000
				2,410,323

Energy - 15.1%
2,500,000	Alpha Natural Resources, Inc. (c)(e)	7.50	08/01/20	29,688
1,000,000	Alpha Natural Resources, Inc. (c)(e)	7.50	08/01/20	11,875
2,500,000	EXCO Resources, Inc.	8.50	04/15/22	750,000
2,000,000	SandRidge Energy,Inc. (c)(e)	8.75	06/01/20	830,000
1,000,000	Westmoreland Coal Co. (e)	8.75	01/01/22	752,500
				2,374,063
Financials - 0.9%
212,000	Sears Roebuck Acceptance Corp.	7.00	06/01/32	135,680

Materials - 3.1%
1,218,337	Centrus Energy Corp. (d)	8.00	09/30/19	485,812
225,000	Sino-Forest Corp. (c)	6.25	10/21/17	562

See Notes to Financial Statements.	11

CHOU INCOME FUND SCHEDULE OF INVESTMENTS JUNE 30, 2016

Principal	Security Description	Rate	Maturity	Value

$400,000	Sino-Forest Corp. (c)	6.25%	10/21/17	$1,000
487,374

Total Corporate Non-Convertible Bonds (Cost $10,910,335)	5,408,712

Syndicated Loans - 14.6%

198,216	Dex Media West, Inc. (f)	8.00	12/31/16	83,533
3,000,000	Exco Resources	12.50	10/19/20	1,840,005
1,147,918	RH Donnelley, Inc. (f)	9.75	12/31/16	358,725

Total Syndicated Loans (Cost $2,496,096)	2,282,263

Total Fixed Income Securities (Cost $18,054,613)	11,079,229

Total Investments - 75.8% (Cost $18,869,987)*	$11,881,544

Other Assets & Liabilities, Net –24.2%	3,792,069
Net Assets – 100.0%	$15,673,613

LLC	Limited Liability Company
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $1,241,379 or 7.9% of net assets.
(c)	Security is currently in default and is on scheduled interest or principal payment.
(d)	Payment in-Kind Bond. Security that gives the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities.
(e)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $2,268,063 or 14.5% of net assets.
(f)	Variable rate security. Rate presented is as of June 30, 2016.

*  Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized depreciation consists of:
Gross Unrealized Appreciation	$983,615
Gross Unrealized Depreciation	(7,972,058)
Net Unrealized Depreciation	$(6,988,443)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the inputs used to value the Fund's investments as of June 30, 2016.

Level 1	Level 2	Level 3	Total

Investments At Value
Common Stock	$269,483	$-	$-	$269,483
Preferred Stock	532,832	-	-	532,832
Corporate Convertible Bonds	-	2,146,875	1,241,379	3,388,254
Corporate Non-Convertible Bonds	-	5,408,712	-	5,408,712
Syndicated Loans	-	2,282,263	-	2,282,263

Total Investments At Value	$802,315	$9,837,850	$1,241,379	$11,881,544

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended June 30, 2016.

See Notes to Financial Statements.	12

CHOU INCOME FUND SCHEDULE OF INVESTMENTS JUNE 30, 2016
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.
Corporate Convertible Bonds
Balance as of 12/31/15	$2,601,720
Sales	(1,050,831)
Realized Gain (Loss)	(46,912)
Change in Unrealized Appreciation / (Depreciation)	(262,598)
Balance as of 06/30/16	$1,241,379
Net change in unrealized appreciation/(depreciation) from investments held as of 06/30/16 **	$(262,598)

Significant unobservable valuation inputs for Level 3 investments as of June 30, 2016, are as follows:
Investments in Securities	Fair Value at 06/30/16	Valuation Technique	Unobservable Input	Input Values
Corporate Convertible Bonds	$1,241,379	Market Transaction	Discount	Discount to last market transaction based on company's announcement of impairment on its investment in Ratchet Productions, LLC

PORTFOLIO HOLDINGS
% of Net Assets
Communications	7.9%
Consumer Staples	26.6%
Energy	15.2%
Financials	6.7%
Materials	4.8%
Syndicated Loans	14.6%
Other Assets & Liabilities, Net	24.2%

100.0%

See Notes to Financial Statements.	13

CHOU AMERICA MUTUAL FUNDS STATEMENTS OF ASSETS AND LIABILITIES JUNE 30, 2016
	CHOU OPPORTUNITY FUND	CHOU INCOME FUND
ASSETS
. Total investments, at value (Cost $89,308,696 and $18,869,987, respectively)	$60,666,884	$11,881,544
Cash	19,690,410	3,289,257
Foreign currency (Cost $0 and $27,701, respectively)	-	27,586
Receivables:
Investment securities sold	-	156,944
Dividends and interest	12,388	335,505
From investment adviser	-	747
Prepaid expenses	20,153	16,793
Total Assets	80,389,835	15,708,376

LIABILITIES
Accrued Liabilities:
Trustees' fees and expenses	183	1,605
Fund services fees	4,951	6,346
Other expenses	25,972	26,812
Total Liabilities	31,106	34,763

NET ASSETS	$80,358,729	$15,673,613

COMPONENTS OF NET ASSETS
Paid-in capital	$111,508,572	$23,281,666
Undistributed (distributions in excess of) net investment income	12,630	(384,703)
Accumulated net realized loss	(2,520,661)	(234,792)
Net unrealized depreciation	(28,641,812)	(6,988,558)
NET ASSETS	$80,358,729	$15,673,613
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	9,428,882	2,209,378
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$8.52	$7.09
*	Shares redeemed or exchanged within 120 days of purchase are charged a 2.00% redemption fee.
See Notes to Financial Statements.	14

CHOU AMERICA MUTUAL FUNDS STATEMENTS OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2016
	CHOU OPPORTUNITY FUND	CHOU INCOME FUND
INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $1,995 and $0, respectively)	$11,306	$47,564
Interest income	2,220,409	1,168,878
Total Investment Income	2,231,715	1,216,442

EXPENSES
Investment adviser fees	406,738	73,358
Fund services fees	43,605	42,593
Custodian fees	4,786	4,919
Registration fees	10,443	10,533
Audit fees	7,906	8,328
Legal fees	24,883	11,517
Trustees' fees and expenses	8,420	3,112
Miscellaneous expenses	12,102	12,907
Total Expenses	518,883	167,267
Fees waived and expenses reimbursed	(406,738)	(79,238)
Net Expenses	112,145	88,029

NET INVESTMENT INCOME	2,119,570	1,128,413

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(3,355,458)	(268,829)
Contribution by affiliate	918,468	-
Foreign currency transactions	-	34,037
Net realized loss	(2,436,990)	(234,792)
Net change in unrealized appreciation (depreciation) on:
Investments	(15,361,296)	(720,730)
Foreign currency translations	-	41,210
Net change in unrealized appreciation (depreciation)	(15,361,296)	(679,520)
NET REALIZED AND UNREALIZED LOSS	(17,798,286)	(914,312)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(15,678,716)	$214,101

See Notes to Financial Statements.	15

CHOU AMERICA MUTUAL FUNDS STATEMENTS OF CHANGES IN NET ASSETS
	CHOU OPPORTUNITY FUND		CHOU INCOME FUND

		Shares		Shares
NET ASSETS DECEMBER 31, 2014	$99,798,615		$17,525,679
OPERATIONS
Net investment income (loss)	(1,106,985)		1,639,954
Net realized gain	1,510,301		163,433
Net change in unrealized appreciation (depreciation)	(24,679,006)		(3,874,188)
Decrease in Net Assets Resulting from Operations	(24,275,690)		(2,070,801)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-		(1,718,275)
Net realized gain	(1,331,988)		(272,242)
Total Distributions to Shareholders	(1,331,988)		(1,990,517)
CAPITAL SHARE TRANSACTIONS
Sale of shares	23,081,184	1,951,529	646,342	71,620
Reinvestment of distributions	1,323,318	125,077	1,954,159	240,674
Redemption of shares	(2,529,888)	(212,213)	(812,548)	(88,723)
Redemption fees	369	-	509	-
Increase in Net Assets from Capital Share Transactions	21,874,983	1,864,393	1,788,462	223,571
Decrease in Net Assets	(3,732,695)		(2,272,856)
NET ASSETS DECEMBER 31, 2015	$96,065,920		$15,252,823
OPERATIONS
Net investment income	2,119,570		1,128,413
Net realized loss	(2,436,990)		(234,792)
Net change in unrealized appreciation (depreciation)	(15,361,296)		(679,520)
Increase (Decrease) in Net Assets Resulting from Operations	(15,678,716)		214,101
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(2,106,940)		(1,149,484)
CAPITAL SHARE TRANSACTIONS
Sale of shares	3,530,019	409,139	707,524	100,352
Reinvestment of distributions	2,096,840	250,518	1,134,575	160,705
Redemption of shares	(3,548,394)	(372,766)	(485,926)	(69,537)
Increase in Net Assets from Capital Share Transactions	2,078,465	286,891	1,356,173	191,520
Increase (Decrease) in Net Assets	(15,707,191)		420,790
NET ASSETS JUNE 30, 2016 (Including line (a))	$80,358,729		$15,673,613

(a) Distributions in excess of net investment income December 31, 2015	$-		$(363,632)
(a) Undistributed (distributions in excess of) net investment income June 30, 2016	$12,630		$(384,703)
See Notes to Financial Statements.	16

CHOU OPPORTUNITY FUND FINANCIAL HIGHLIGHTS
These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended		For the Years Ended December 31,
	June 30, 2016		2015	2014	2013	2012	2011
NET ASSET VALUE, Beginning of Period	$10.51		$13.71	$13.52	$11.41	$10.00	$12.20
INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.23		(0.14)	(0.18)	0.05	0.32	0.02
Net realized and unrealized gain (loss)	(1.99)		(2.91)	0.84	3.31	2.68	(2.19)
Total from Investment Operations	(1.76)		(3.05)	0.66	3.36	3.00	(2.17)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.23)		—	—	(0.19)	(0.40)	(0.01)
Net realized gain	—		(0.15)	(0.47)	(1.09)	(1.19)	(0.02)
Total Distributions to Shareholders	(0.23)		(0.15)	(0.47)	(1.28)	(1.59)	(0.03)
REDEMPTION FEES (a)	—		— (b)	— (b)	0.03	— (b)	— (b)
NET ASSET VALUE, End of Period	$8.52		$10.51	$13.71	$13.52	$11.41	$10.00
TOTAL RETURN	(16.72	)%(c)(d)	(22.27)%	4.88%	29.82%	30.81%	(17.78)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$80,359	$96,066		$99,799	$66,402	$41,132	$56,724
Ratios to Average Net Assets:
Net investment income (loss)	5.21	%(e)	(1.15)%	(1.31)%	0.34%	2.89%	0.15%
Net expenses	0.28	%(e)	1.24%	1.38%	1.48%	1.48%	1.53%
Gross expenses (f)	1.28	%(e)	1.28%	1.40%	1.50%	1.55%	1.93%
PORTFOLIO TURNOVER RATE	7	%(d)	4%	29%	56%	17%	11%

(a)				Calculated based on average shares outstanding during each period.
(b)				Less than $0.01 per share.
(c)
Calculation includes affiliate reimbursements and gains incurred on the contirbution of capital.  Excluding the effect of the net reimbursements from the Fund's ending net asset value per share, total return for the period ended June 30, 2016, would have been (17.69)%.

(d)				Not annualized.
(e)				Annualized.
(f)				Reflects the expense ratio excluding any waivers and/or reimbursements.
See Notes to Financial Statements.	17

CHOU INCOME FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended		For the Year Ended December 31,
	June 30, 2016		2015	2014	2013	2012	2011
NET ASSET VALUE, Beginning of Period	$7.56		$9.77	$11.04	$9.87	$8.74	$11.60
INVESTMENT OPERATIONS
Net investment income (a)	0.55		0.90	0.51	0.94	1.58	1.30
Net realized and unrealized gain (loss)	(0.46)		(2.01)	(1.01)	1.28	1.27	(2.86)
Total from Investment Operations	0.09		(1.11)	(0.50)	2.22	2.85	(1.56)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.56)		(0.95)	(0.52)	(1.07)	(1.72)	(1.27)
Net realized gain	—		(0.15)	(0.25)	—	— (b)	(0.03)
Total Distributions to Shareholders	(0.56)		(1.10)	(0.77)	(1.07)	(1.72)	(1.30)
REDEMPTION FEES (a)	—		— (b)	— (b)	0.02	—	— (b)
NET ASSET VALUE, End of Period	$7.09		$7.56	$9.77	$11.04	$9.87	$8.74
TOTAL RETURN	1.22	%(c)	(11.92)%	(4.83)%	22.86%	34.69%	(13.83)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$15,674	$15,253		$17,526	$14,737	$6,728	$5,051
Ratios to Average Net Assets:
Net investment income	15.38	%(d)	9.94%	4.48%	8.39%	16.25%	12.24%
Net expenses	1.20	%(d)	1.30%	1.50%	1.50%	1.50%	1.50%
Gross expenses (e)	2.28	%(d)	2.36%	2.11%	3.41%	4.09%	4.71%
PORTFOLIO TURNOVER RATE	14	%(c)	7%	17%	40%	23%	17%

(a)				Calculated based on average shares outstanding during each period.
(b)				Less than $0.01 per share.
(c)				Not annualized.
(d)				Annualized.
(e)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	18

CHOU AMERICA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2016

Note 1. Organization
The Chou Opportunity Fund and Chou Income Fund (individually, a "Fund" and, collectively the "Funds") are non-diversified portfolios of Chou America Mutual Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "Act"), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Chou Opportunity Fund's investment objective is long-term growth of capital. Chou Income Fund's investment objective is to provide capital appreciation and income production, with capital preservation as a secondary consideration.  The Funds commenced operations on July 1, 2010, with the sale of 50,000 shares of each Fund at $10 per share to Chou Associates Management Inc.
Note 2. Summary of Significant Accounting Policies
These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:
Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Exchange-traded options for which there were no sales reported that day are generally valued at the mean of the last bid and ask prices. Options not traded on an exchange are generally valued at broker-dealer bid quotations. Short-term investments that mature in 60 days or less may be valued at amortized cost.
Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in each Fund's registration statement, performs certain functions as they relate to the administration and oversight of each Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in
19

CHOU AMERICA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2016
 a different Net Asset Value ("NAV") than a NAV determined by using market quotes.
Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of June 30, 2016, for each Fund's investments is included at the end of each Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund's foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.
Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least semi-annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.
Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise
20

CHOU AMERICA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2016
 tax return as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of June 30, 2016, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Redemption Fees – A shareholder who redeems or exchanges shares within 120 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to each Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.
Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund's maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Cash – Concentration in Uninsured Account
For cash management purposes each Fund may concentrate cash with each Fund's custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation ("FDIC") insurance limits. As of June 30, 2016, Chou Opportunity Fund and Chou Income Fund held $19,440,410 and $3,039,257, respectively, as cash reserves at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.
Note 4. Fees and Expenses
Investment Adviser – Chou America Management Inc. (the "Adviser") is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from each Fund at an annual rate of 1.00% of each Fund's average daily net assets.
Distribution – Rafferty Capital Markets, LLC serves as each Fund's distributor (the "Distributor"). The Trust has adopted a Rule 12b-1 plan under which the Funds may pay an annual fee of up to 0.25% of the average daily net assets of the Funds for distribution services and/or the servicing of shareholder accounts. The Board has not authorized the Funds to pay a Rule 12b-1 fee at this time. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each Independent Trustee an annual retainer fee of $8,240 for service to the Trust and the Audit and Compliance Committee Chairperson receives an additional retainer fee of $3,000.  Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with their duties as a Trustee, including travel and related expenses incurred in attending Board meetings.  No officers of the Funds are compensated by the Funds, but officers are reimbursed for travel and related expenses incurred in attending Board
21

CHOU AMERICA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2016
meetings.
Note 5. Expense Reimbursements and Fees Waived
The Adviser has contractually agreed to waive a portion of its fee and/or reimburse certain expenses to limit total annual operating expenses to 1.20% of the average daily net assets of each Fund through at least May 1, 2017 (excluding other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, and extraordinary expenses such as litigation). For the period ended June 30, 2016, fees waived and expenses reimbursed were as follows:

	Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Total Fees Waived and Expenses Reimbursed
Chou Opportunity Fund	$406,738	$-	$406,738
Chou Income Fund	67,929	11,309	79,238

Note 6. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended June 30, 2016, were as follows:

	Purchases	Sales
Chou Opportunity Fund	$15,968,515	$4,295,555
Chou Income Fund	2,948,373	1,493,233

Note 7. Federal Income Tax
As of December 31, 2015, distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Depreciation	Total

Chou Opportunity Fund	$-	$46,809	$(13,410,996)	$(13,364,187)
Chou Income Fund	25,289	-	(6,697,959)	(6,672,670)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and straddles for Chou Opportunity Fund and contingent payment debt instruments for Chou Income Fund.
Note 8. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.
22

CHOU AMERICA MUTUAL FUNDS ADDITIONAL INFORMATION

Proxy Voting Information
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund's portfolio is available, without charge and upon request, by calling (877) 682-6352 and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. Each Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 682-6352 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016, through June 30, 2016.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

23

CHOU AMERICA MUTUAL FUNDS ADDITIONAL INFORMATION JUNE 30, 2016

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	January 1, 2016	June 30, 2016	Period*	Ratio*
Chou Opportunity Fund
Actual	$1,000.00	$832.84	$1.28	0.28%
Hypothetical (5% return before taxes)	$1,000.00	$1,023.47	$1.41	0.28%
Chou Income Fund
Actual	$1,000.00	$1,012.15	$6.00	1.20%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.90	$6.02	1.20%

*	Expenses are equal to each Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 366 to reflect the half-year period.
24

FOR MORE INFORMATION:
P.O. Box 588
Portland, ME  04112
(877) 682-6352

INVESTMENT ADVISER
Chou America Management Inc.
110 Sheppard Ave. East
Suite 301, Box 18
Toronto, Ontario, Canada M2N 6Y8

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Rafferty Capital Markets, LLC
1010 Franklin Avenue
Garden City, NY 11530
www.raffcap.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

243-SAR-0616

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Chou America Mutual Funds

By:	/s/ Francis S.M. Chou
Francis S.M. Chou, Principal Executive Officer
Date	August 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Francis S.M. Chou
Francis S.M. Chou, Principal Executive Officer
Date	August 26, 2016

By:	/s/ Michael J. McKeen
Michael J. McKeen, Principal Financial Officer
Date	August 26, 2016